UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                               CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  October 15, 2003
                                                  ________________



                       COMMERCIAL BANKSHARES, INC.
         ______________________________________________________

         (Exact name of Registrant as specified in its charter)



                FLORIDA                33-67254        65-0050176
  _____________________________________________________________________

    (State or other jurisdiction     (Commission     (IRS Employer)
  of incorporation or organization)   File Number)  Identification No.)




         1550 S.W. 57th Avenue, Miami, Florida            33144
       __________________________________________________________

       (Address of principal executive offices)        (Zip Code)



Registrant's Telephone Number, including area code  (305) 267-1200
                                                    ______________



















Item 9.  Regulation FD Disclosure

On October 15, 2003 Commercial Bankshares, Inc., the parent holding company of Commercial Bank of Florida, issued a financial statement brochure for its third quarter 2003, a copy of which is attached as Exhibit 99.1.

The information contained in this Current Report on Form 8-K, including the exhibit, is being furnished and shall not be deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.




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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Commercial Bankshares, Inc.
___________________________

       (Registrant)




 /s/ Barbara E. Reed
________________________

Senior Vice President &
Chief Financial Officer


Date:  October 16, 2003
       ________________




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Exhibit 99.1  Third Quarter 2003 Financial Statement Brochure of Commercial
              Bankshares, Inc.



                                 2003
                              THIRD QUARTER
                        Commercial Bankshares, Inc.

To Our Shareholders:

We are pleased to present you with the Company's results for the third quarter of 2003.

The Company's earnings show net income of $2.61 million, an 11% increase over third quarter 2002 earnings of $2.36 million. Diluted earnings per share were $.53 for the third quarter of 2003, as compared to $.49 for the same period in 2002, after adjustment for a five-for-four stock split announced in December, 2002. These earnings represent a 1.34% annualized return on average assets and a 16.66% annualized return on average equity. The third quarter results once again show solid and consistent growth in both the assets and earnings of the Company. With our financial and capital strength, we remain well positioned to face the challenges of today's market place.

Earnings for the nine months ended September 30, 2003 were $7.59 million, a 14% increase over earnings for the same period in 2002 of $6.66 million. Diluted earnings per share were $1.56 for the first nine months of 2003, as compared to $1.40 for the same nine month period in 2002. Nine month 2003 earnings represent a 1.37% annualized return on average assets and a 16.64% annualized return on average equity.

Internal deposit growth was solid, with total deposits reaching $654 million at September 30, 2003. This is a 15% increase from the September 30, 2002 closing balance of $570 million. Total assets increased 13% to close the quarter at $778 million, as compared to $688 million one year ago. We are pleased with the continued double-digit growth and will remain focused on steady and consistent growth as we move forward.

The pace of loan growth accelerated in the third quarter with net loans closing the quarter at $393 million. This is a 16% increase from the third quarter 2002 closing balance of $338 million. The allowance for loan losses closed the quarter at $4.8 million, or 1.20% of total loans. Asset quality remained strong, with no non-performing assets at September 30, 2003.

Tax-equivalent net interest income increased 16% to $7.4 million in the third quarter of 2003, from $6.4 million for the same period in 2002.
The increase is the result of growth of 20% in earning assets during the quarter. Tax-equivalent net interest yield for the third quarter of 2003 was 4.10% as compared to 4.26% for the same period in 2002.

As we move forward, the Board and I reconfirm to you our commitment to continue to create shareholder value.

As always, I sincerely welcome your calls and letters.

Joseph W. Armaly
Chairman and Chief Executive Officer


                                   4





Commercial Bankshares, Inc., and Subsidiary
Financial Highlights
(Dollars in Thousands, Except Per Share Data)

                                                     September 30,
                                                    2003       2002
                                                    ____       ____
For the Three Months Ended
   Net income                                     $  2,614  $  2,363
   Net interest income (1)                        $  7,392  $  6,406
   Earnings per common share, diluted             $   0.53  $   0.49
   Return on average assets                           1.34%     1.46%
   Return on average equity                          16.66%    16.93%
   Net interest margin (1)                            4.10%     4.26%

For the Nine Months Ended
   Net income                                     $  7,586  $  6,659
   Net interest income (1)                        $ 20,834  $ 19,034
   Earnings per common share, diluted             $   1.56  $   1.40
   Return on average assets                           1.37%     1.47%
   Return on average equity                          16.64%    16.83%
   Net interest margin (1)                            4.01%     4.49%

Selected Balance Sheet Data
   Assets                                         $778,499  $687,757
   Loans, net                                      393,031   338,324
   Investment securities available for sale        126,129   168,931
   Investment securities held to maturity          189,289    71,154
   Deposits                                        653,899   569,664
   Stockholders' equity                           $ 64,156  $ 57,154
   Capital ratios:
      Leverage                                        7.63%     7.51%
      Tier 1                                         12.46%    12.79%
      Tier 2                                         13.78%    14.27%
   Book value per common share                    $  13.82  $  12.56
   Shares outstanding (in thousands)                 4,641     4,550

Asset Quality
   Allowance for loan losses                      $  4,796  $  4,750
   Nonperforming assets                           $      0  $      0
   Allowance for loan losses to total loans           1.20%     1.38%
   Allowance for loan losses as a percentage
     of nonperforming assets                           n/a       n/a
   Nonperforming assets as a percentage of
     total assets                                        0%        0%
   Net charge-offs (recoveries) year-to-date      $     90  $     62

Quarterly Averages
   Earning Assets                                 $697,923  $596,802
   Loans                                           369,097   351,728
   Deposits                                        622,314   519,655
   Stockholders' equity                           $ 61,346  $ 55,368

(1) Calculated on a fully taxable equivalent basis.

                                   5

Commercial Bankshares, Inc., and Subsidiary
Consolidated Balance Sheets
(In Thousands, Except Share Data)
(Unaudited)
                                                           September 30,
                                                         _________________

                                                           2003      2002
                                                           ____      ____
Assets
  Cash and cash equivalents                              $ 48,861 $ 89,121
  Investment securities available for sale, at fair value 126,129  168,931
  Investment securities held to maturity, at cost         189,289   71,154
  Loans, net                                              393,031  338,324
  Premises and equipment, net                              12,523   12,584
  Accrued interest receivable                               4,508    3,326
  Goodwill, net                                               253      253
  Other assets                                              3,905    4,064
                                                         ________ ________

     Total assets                                        $778,499 $687,757
                                                         ======== ========

Liabilities and stockholders' equity
  Deposits:
    Demand                                               $122,554 $107,168
    Interest-bearing checking                              83,117   93,336
    Money market                                           85,902   61,954
    Savings                                                32,049   27,105
    Time                                                  330,277  280,101
                                                         ________ ________

     Total deposits                                       653,899  569,664
  Securities sold under agreements
     to repurchase                                         55,411   53,882
  Accrued interest payable                                    590      564
  Accounts payable and accrued liabilities                  4,443    6,493
                                                         ________ ________

     Total liabilities                                    714,343  630,603
                                                         ________ ________

Stockholders' equity
  Common stock, $.08 par value, 15,000,000
    authorized shares, 5,084,691 issued
    (4,993,766 in 2002)                                       407      318
  Additional paid-in capital                               45,576   44,479
  Retained earnings                                        20,564   14,013
  Accumulated comprehensive income
    on securities available for sale, net of tax            4,377    5,112
  Treasury stock, 443,820 shares, at cost                  (6,768)  (6,768)
                                                         ________ ________

    Total stockholders' equity                             64,156   57,154
                                                         ________ ________

    Total liabilities and stockholders' equity           $778,499 $687,757
                                                         ======== ========


The information in this report is unaudited. However, in the opinion of management, such information reflects all adjustments necessary for a fair presentation of the financial position and results of operations for the periods.


                                   6

Commercial Bankshares, Inc., and Subsidiary
Consolidated Statements  of Income
(In Thousands, Except Per Share Data)
(Unaudited)

                                    Three Months Ended   Nine Months Ended
                                       September 30,       September 30,
                                    __________________   _________________

                                       2003     2002       2003      2002
                                       ____     ____       ____      ____
Interest income:
  Interest and fees on loans          $6,032   $6,294    $17,866   $19,065
  Interest on investment securities 3,840 2,538 10,607 7,254 Interest on federal funds sold
    and due from banks                   156      251        437       518
                                      ______   ______    _______   _______

      Total interest income           10,028    9,083     28,910    26,837

Interest expense:
  Interest on deposits                 2,710    2,663      8,254     7,873
  Interest on securities sold under
    agreements to repurchase             168      273        558       762
                                      ______   ______    _______   _______

      Total interest expense           2,878    2,936      8,812     8,635
                                      ______   ______    _______   _______

      Net interest income              7,150    6,147     20,098    18,202
Provision for loan losses                  0       20        135       170
                                      ______   ______    _______   _______
      Net interest income after
        Provision for loan losses      7,150    6,127     19,963    18,032

Non-interest income:
   Service charges on deposit accounts   636      655      1,902     1,969
   Other fees and service charges        136      133        439       425
   Security gains (losses)                 0        0        139        33
                                      ______   ______    _______   _______

      Total non-interest income          772      788      2,480     2,427

Non-interest expense:
   Salaries and employee benefits      2,593    2,239      7,290     6,914
   Occupancy                             336      320        942       939
   Data processing                       286      265        821       850
   Furniture and equipment               202      176        573       542
   Other                                 648      494      1,771     1,670
                                      ______   ______    _______   _______

      Total non-interest expense       4,065    3,494     11,397    10,915
                                      ______   ______    _______   _______

      Income before income taxes       3,857    3,421     11,046     9,544
Provision for income taxes             1,243    1,058      3,460     2,885
                                      ______   ______    _______   _______
      Net income                      $2,614   $2,363    $ 7,586   $ 6,659
                                      ======   ======    =======   =======


Earnings per common share, basic      $ 0.57   $ 0.52    $  1.65   $  1.47
Earnings per common share, diluted    $ 0.53   $ 0.49    $  1.56   $  1.40

Weighted avg number of shares, basic   4,624    4,549      4,598     4,537
Weighted avg number of shares, diluted 4,898    4,775      4,873     4,747


                                   7



Commercial Bankshares, Inc.
NASDAQ Symbol: CLBK

      Directors

Cromwell A. Anderson
Retired Attorney

Joseph W. Armaly
Chairman of the Board and
Chief Executive Officer

Richard J. Bischoff
Attorney

Robert Namoff
President and
Chief Executive Officer
Allied Universal Corp.

Jack J. Partagas
President and
Chief Operating Officer

Sherman Simon
Investments

Michael W. Sontag
General Contractor/
Real Estate Investor

Martin Yelen
Retired Attorney


Officers

Joseph W. Armaly
Chairman and
Chief Executive Officer

Jack J. Partagas
President, Secretary and
Chief Operating Officer

Barbara E. Reed
Senior Vice President and
Chief Financial Officer


                                     8


Commercial Bank of Florida Officers

Joseph W. Armaly                      Fay Marie Stephens
Chairman and CEO                      Vice President

Jack J. Partagas                      Pamela Tucker
President and COO                     Vice President

Bruce P. Steinberger                  Deborah Winkles
Executive Vice President              Vice President

Barbara E. Reed                       Constance Bauer
Senior Vice President and CFO         Assistant Vice President

Steven Capellan                       Lourdes Beck
Senior Vice President                 Assistant Vice President

David E. DiMuro                       Ann Bovard
Senior Vice President                 Assistant Vice President

Phillips G. Gay, Jr.                  Luis A. Castillo
Senior Vice President                 Audit Manager

Hal Kaufman                           Nora Clavijo
Senior Vice President                 Assistant Vice President

Joseph Kertis, Jr.                    Mari M. Colina
Senior Vice President                 Assistant Vice President

Dennis G. Longo                       Anne E. Cook
Senior Vice President                 Assistant Vice President

John M. Maroon                        Mercedes De Quesada
Senior Vice President                 Assistant Vice President

Tony Maroon                           Peter Fernandez
Senior Vice President                 Assistant Vice President

Raul M. Zarranz                       Carlos A. Grosso
Senior Vice President                 Investment Officer

William S. Dieterle                   Theresa Hilson
Auditor                               Assistant Vice President

Stephen W. Armaly                     C. Margaret Humphrey
Vice President                        Assistant Vice President

Sherryl Bowein                        Geraldine T. Kitchell
Vice President                        Assistant Vice President

Ralph E. Coman                        Wendy M. Knowles
Vice President                        Assistant Vice President

Elena P. Correa                       Sue Marchetti
Vice President                        Assistant Vice President

Valerie Dacks                         Christina Ojeda
Vice President                        Assistant Vice President

Sherri Feinstein                      Lidia Perez
Vice President and Controller         Assistant Vice President

Susan Ferbin                          Margaret Rizzotto
Vice President                        Assistant Vice President

Diana C. Goudie                       Mary Robbins
Vice President                        Assistant Vice President

Nancy Hernandez                       Marisella Salado
Vice President                        Commercial Loan Officer

Mary Lou Hutcheson                    Linda Schubowsky
Vice President                        Assistant Vice President

Paul Larkin                           Terri Stockwell
Vice President                        Assistant Vice President

Alfred P. Lettera                     Laurie Taylor
Vice President                        Assistant Vice President

Wendy Robinson                        Delia Yepez
Vice President                        Assistant Vice President

Robert D. Singleton                   Damien K. Ramirez
Vice President                        Commercial Loan Officer


                                  9

                  Miami-Dade & Broward Locations

Brickell                                 Miami Springs
501 Brickell Key Drive                   69 Westward Drive
Miami, Florida 33131                     Miami Springs, Florida 33166
(305) 374-1100                           (305) 883-0883
Fax (305) 579-0075                       Fax (305) 883-6667

Coral Springs                            North Miami
1999 University Drive                    12255 N.E. 16th Avenue
Coral Springs, Florida 33071             North Miami, Florida 33161
(954) 753-7555                           (305) 891-6950
Fax (954) 753-7703                       Fax (305) 891-6953

Hallandale                               Pembroke Pines
1448 E. Hallandale Beach Boulevard       176 S. Flamingo Road
Hallandale, Florida 33009                Pembroke Pines, Florida 33027
(954) 454-3551                           (954) 437-8100
Fax (954) 457-9158                       Fax (954) 435-3198

Kendall                                  Perrine/Cutler Ridge
10899 Sunset Drive                       19455 South Dixie Highway
Miami, Florida 33173                     Miami, Florida  33157
(305) 274-2000                           (305) 234-6090
Fax (305) 279-7298                       Fax (305) 234-9350

Main Office                              Pinecrest/The Falls
1550 S.W. 57th Avenue                    13001 South Dixie Highway
Miami, Florida 33144                     Miami, Florida 33156
(305) 267-1200                           (305) 378-2000
Fax (305) 266-1323                       Fax (305) 378-2029

Medley/Hialeah Gardens                   Pompano Beach
11590 N.W. South River Drive             300 E. Sample Road
Medley, Florida 33178                    Pompano Beach, Florida 33064
(305) 883-1110                           (954) 943-6550
Fax (305) 883-5066                       Fax (954) 943-4488

Miami Beach                              South Miami/Coral Gables
425 41st Street                          1533 Sunset Drive
Miami Beach, Florida 33140               Coral Gables, Florida 33143
(305) 531-4435                           (305) 663-6030
Fax (305) 532-8338                       Fax (305) 662-7688



                       www.commercialbankfl.com


                                10